UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2013 (March 18, 2013)

Two Harbors Investment Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-34506	27-0312904
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Carlson Parkway, Suite 1400 Minnetonka, MN	55305
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (612) 629-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

The information in Item 8.01 below is incorporated by reference. The press release of Two Harbors Investment Corp. (the “Company” or “Two Harbors”) on the Quarterly Dividend and Stock Dividend of Silver Bay Common Stock is attached hereto as Exhibit 99.1.

The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for any other purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. This information shall not be deemed to be incorporated by reference into any filing of the registrant under the Securities Act of 1933 or the Exchange Act regardless of any general incorporation language in such filing.

Item 8.01	Other Events.

First Quarter 2013 Dividend

On March 18, 2013, the Board of Directors of the Company declared a quarterly dividend of $0.32 per share of common stock for the first quarter of 2013 (the “Quarterly Dividend”). The Quarterly Dividend is payable on April 24, 2013 to common stockholders of record at the close of business on April 2, 2013.

Special Dividend of Silver Bay Common Stock

On March 18, 2013, a special committee of the Board of Directors of the Company declared a dividend pursuant to which the Company will distribute 17,824,647 shares of common stock, par value $0.01 per share, of Silver Bay Realty Trust Corp.’s common stock (“Silver Bay Common Stock”) to its stockholders by way of a dividend (the “Stock Dividend”). The Stock Dividend will be distributed pro-rata to stockholders of the Company based on ownership of the Company’s common stock at the close of business on the record date for the Stock Dividend, which is April 2, 2013 (the “Record Date”). As of March 17, 2013, there were 300,720,000 shares of the Company’s common stock issued and outstanding.

American Stock Transfer & Trust Company, LLC will serve as the distribution agent for the Stock Dividend. Following the Record Date, the Company will work with the distribution agent and the Company’s transfer agent to calculate the distribution ratio for the Stock Dividend, and issue a subsequent press release to report the final distribution ratio. The distribution of the Stock Dividend is expected to occur on or about April 24, 2013.

Fractional shares of Silver Bay Common Stock will not be distributed as part of the Stock Dividend. Instead, as soon as practicable after the payment date for the Stock Dividend, the distribution agent will aggregate all fractional shares of Silver Bay Common Stock into whole shares and sell those shares in the open market at prevailing market prices and distribute the aggregate net cash proceeds of those sales pro rata to each holder who otherwise would have been entitled to receive a fractional share as a result of the Stock Dividend.

Under the terms of the warrant agreement governing the Company’s warrants, the Stock Dividend requires an adjustment to (1) the exercise price payable upon exercise of the warrants (currently $11.00 per warrant share), and (2) the number of shares of Company common stock issuable upon exercise of the warrants and payment of the exercise price therefore (currently, one share of common stock per warrant share exercised) (together, the “Warrant Adjustments”). Calculation of the Warrant Adjustments is determined based on the closing price of the Company’s common stock on the business day immediately preceding the ex-dividend date for the Stock Dividend and the fair market value of the Stock Dividend to be received for each share of the Company’s common stock on the ex-dividend date. Accordingly, the Warrant Adjustments will be calculated following the ex-dividend date and the Company will issue a subsequent press release to report the final Warrant Adjustments.

Warrant holders who wish to participate in the Stock Dividend must exercise their warrants, pay the exercise price therefore, and become a stockholder of record of Two Harbors on or before the Record Date for the Stock Dividend. It is important to note that the Warrant Adjustments apply only to those warrants that are not exercised and remain outstanding following the Record Date.

Tax Matters

The Company intends to distribute cash in 2013 that is equal to its current and accumulated earnings and profit through December 31, 2013 (which includes the Company’s annual 2013 taxable income), in addition to distributing the Silver Bay Common Stock. The Company expects that the cumulative quarterly 2013 distributions of cash and Silver Bay Common Stock that are in excess of the current and accumulated earnings and profit will be treated as a “nondividend distribution” for U.S. federal income tax purposes, which will have the effect of reducing the basis of a stockholder’s shares of Two Harbors common stock. If a stockholder has fully recovered his, her or its basis in their Two Harbors common stock, a nondividend distribution may be treated as a capital gain.

The Company expects that each quarterly distribution during 2013 will be characterized for tax purposes as having the same percentage allocation that is designated as ordinary, capital gain, and nondividend distribution. The percentage allocation is based on the total cash and the fair market value of property distributed relative to the annual 2013 taxable income. Therefore, the nondividend distribution component will be allocated on a Form 1099 for federal income tax purposes to each dividend paid during 2013.

The U.S. federal income tax treatment of holding Two Harbors common stock to any particular stockholder will depend on the stockholder’s particular tax circumstances. Stockholders are urged to consult their tax advisors regarding the U.S. federal, state, local and foreign income and other tax consequences to the stockholder, in light of the stockholder’s particular investment or tax circumstances, of acquiring, holding and disposing of Two Harbors common stock.

Forward Looking Statements

This Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward looking statements made in this Form 8-K include, but may not be limited to, expectations around the Company’s plans to distribute current and accumulated earnings in 2013, tax treatment and characterization of distributions made by the Company in 2013, adjustments to terms of outstanding warrants to purchase the Company’s common stock and timing and content of any announcements made with respect thereto.

Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of Two Harbors Investment Corp., dated March 18, 2013 (furnished).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWO HARBORS INVESTMENT CORP.

By:	/s/ Rebecca B. Sandberg

Rebecca B. Sandberg
Secretary and General Counsel

Date: March 18, 2013